SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. 2)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                             ON2 TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
    0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ]       Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                             ON2 TECHNOLOGIES, INC.

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 21, 2004
--------------------------------------------------------------------------------

         As a stockholder of ON2 TECHNOLOGIES, INC., a Delaware corporation (the "Company"), you are cordially invited to be present, either in person or by proxy, at the Annual Meeting of Stockholders of the Company to be held at 21 Corporate Drive, Suite 103, Clifton Park, New York at 9:00 a.m., New York time, on May 21, 2004, for the following purposes:

         1. To elect a Board of six (6) directors of the Company to serve until the next annual meeting of the stockholders or until their successors are duly elected and qualified;

         2. To ratify the selection of Eisner LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2004;

         3. To amend the Company's Certificate of Incorporation, as previously amended, to increase the number of authorized shares of the common stock, par value $0.01 per share, to 150,000,000; and

         4. To transact such other business as may properly come before the meeting and any adjournments thereof.

         Only stockholders of record at the close of business on April 19, 2004 will be entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. The transfer books will not be closed.

         We hope you can attend the Annual Meeting in person. However, even if you plan to attend, we ask that you MARK, SIGN, DATE and RETURN the enclosed proxy promptly in the enclosed self-addressed envelope, so that we may be assured of a quorum to transact business. If you receive more than one proxy because you own shares registered in different names or addresses, each proxy should be completed and returned. Your proxy is revocable and will not affect your right to vote in person in the event you are able to attend the meeting.

         Your attention is directed to the attached Proxy Statement.

                                        BY ORDER OF THE BOARD OF DIRECTORS,

                                        [LOGO]

                                        /s/ Douglas A. McIntyre
                                        --------------------------------------
                                        DOUGLAS A. MCINTYRE
                                        CHAIRMAN, PRESIDENT AND CEO

New York, New York
April 21, 2004

                             ON2 TECHNOLOGIES, INC.
                               21 CORPORATE DRIVE
                                    SUITE 103
                          CLIFTON PARK, NEW YORK 12045
                                 (518) 348-0099

           ----------------------------------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 21, 2004

           ----------------------------------------------------------


         The Annual Meeting of Stockholders of On2 Technologies, Inc., a Delaware corporation (the "Company"), will be held on May 21, 2004, at the time and place and for the purposes set forth in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors on behalf of the Company in connection with such meeting and any continuation or adjournment thereof. If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies (except for those proxies that have been effectively revoked or withdrawn) will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting, notwithstanding that such proxies may have been effectively voted on the same or any other matter at a previous meeting.

         The costs of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain directors, officers and employees of the Company may solicit proxies in person, electronically or by telephone at no additional compensation. The Company will also request record holders of Common Stock who are brokerage firms, custodians and fiduciaries to forward proxy material to the beneficial owners of such shares and upon request will reimburse such record holders for the costs of forwarding the material in accordance with customary charges.

         Any proxy given pursuant to this solicitation may be revoked by the filing with and receipt by the Secretary of the Company of a written revocation or duly-executed proxy bearing a later date and does not preclude the stockholder from voting in person at the Annual Meeting if he or she so desires. The persons named in the form of proxy solicited by the Board of Directors will vote all proxies that have been properly executed. If a stockholder specifies on such proxy a choice with respect to the proposal to be acted upon, the proxy will be voted in accordance with such specification. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED, THE PERSONS NAMED IN THE PROXY WILL VOTE THE SHARES REPRESENTED THEREBY FOR THE PROPOSAL LISTED ON THE PROXY CARD. If necessary, and unless the shares represented by the proxy are voted against the proposal herein, the persons named in the proxy also may vote in favor of a proposal to recess the Annual Meeting and to reconvene it on a subsequent date or dates without further notice, in order to solicit and obtain sufficient votes to approve the matter being considered at the Annual Meeting.

         A copy of the Company's Annual Report to Stockholders for the year 2003, including financial statements, has been sent simultaneously with this Proxy Statement or has been previously provided to all stockholders entitled to vote at the Annual Meeting.

         This Proxy Statement and the enclosed form of proxy are first being sent to the stockholders on or about April 26, 2004.

                                VOTING SECURITIES

         Only holders of record of the Company's common stock, par value $0.01 per share ("Common Stock"), at the close of business on April 19, 2004 (the "Record Date") have the right to receive notice of and to vote at the Annual Meeting. As of the Record Date, 75,693,560 shares of Common Stock were issued and outstanding. Each holder of record of Common Stock is entitled to one vote for each share held with respect to all matters to be voted upon at the Annual Meeting. Voting rights of the Common Stock are noncumulative.

         Presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum, permitting the business of the meeting to be conducted. With respect to Proposal No. 1 relating to the election of directors, the 6 nominees receiving the greatest number of votes cast for the election of directors shall be elected. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual meeting and entitled to vote on the subject matter will be required to act on Proposal No. 2 and all other matters to come before the meeting other than Proposal No. 3. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock will be required to act on Proposal No. 3. Shares for which the holder has elected to abstain or has withheld authority to vote (including broker non-votes) on a matter will count toward a quorum but will have different effects on the outcome of the vote on such matter. An abstention from voting on a matter (other than the election of directors) has the same legal effect as a vote against the matter, even though the stockholder may interpret such action differently. Under the current rules of the American Stock Exchange, the exchange on which the Company's shares are currently traded, brokers may vote on Proposal Nos. 1, 2 and 3 without instructions from customers, provided that the brokers do not know of any challenge to the proposal. A "broker non-vote" is a vote withheld by a broker on a particular matter in accordance with stock exchange regulations because the broker has not received instructions from the customer for whose account the shares are held. Under applicable Delaware law, broker non-votes on Proposal No. 1 and Proposal No. 2 will have no effect on the outcome of the vote on that proposal, while broker non-votes on Proposal No. 3 will have the same legal effect as a vote against the matter.

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

         The only persons known by the Company to beneficially own more than five percent of the Company's Common Stock as of April 21, 2004, are as follows:

                                                                                Amount and Nature of
                                                                                Beneficial Ownership
                                                                                (Number of Shares)(1)
                                                               -------------------------------------------------------
                                                                                                         Percent of
Name and Address of Beneficial Owner                           Title of Class           Total               Class
------------------------------------                           -------------------------------------------------------
Abanat Limited(2)                                                  Common               9,167,330           11.5%
c/o P.O. Box 222
Jeddah, Saudi Arabia 21411

Citigroup, Inc.(3)                                                 Common              12,393,584           15.3%
399 Park Avenue
New York, NY 10022

(1) Pursuant to current regulations of the Securities and Exchange Commission, securities must be listed as "beneficially owned" by a person who directly or indirectly has or shares the power to vote or to direct the voting of ("voting power") or the power to dispose or to direct the disposition of ("dispositive power") the securities, whether or not the person has any economic interest in the securities. In addition, a person is deemed a beneficial owner if he has the right to acquire beneficial ownership within 60 days, whether upon the exercise of a stock option or warrant, conversion of a convertible security or otherwise.

(2) Includes 4,838,958 shares of Common Stock, 2,096,229 shares of Common Stock to be issued upon the exercise of outstanding warrants and 2,232,143 shares of Common Stock underlying convertible debentures. H.E. Abdul Aziz Al-Sulaiman exercises investment and voting control over all of our securities owned by Abanat Limited.

(3) Includes 7,006,441 shares of Common Stock to be issued upon the conversion of Series A, Series C-IV, Series C-V and Series C-VI Preferred, 5,357,143 shares of Common Stock to be issued upon the exercise of outstanding warrants, and 30,000 shares of Common Stock to be issued upon conversion of options. These shares are beneficially owned by The Travelers Insurance Company and/or The Travelers Indemnity Company, which are indirect subsidiaries of Citigroup, Inc.

             SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS

         The following information with respect to beneficial ownership, as of April 15, 2004, of shares of Common Stock is furnished with respect to (i) each director of the Company, (ii) each executive officer of the Company and (iii) all current directors and executive officers as a group, together with their respective percentages. All ownership information is based upon filings made by those persons with the Securities and Exchange Commission or upon information provided to the Company. Unless otherwise indicated below, the address of each person named in the table below is in the care of On2 Technologies, Inc., 21 Corporate Drive, Suite 103, Clifton Park, New York 12065.

                                                                                Amount and Nature of
                                                                                Beneficial Ownership
                                                                                (Number of Shares)(1)
                                                               -------------------------------------------------------
                                                                                                         Percent of
Name and Address of Beneficial Owner                           Title of Class           Total               Class
------------------------------------                           -------------------------------------------------------
Douglas A. McIntyre(2)                                             Common               1,765,000             2.3%
Director, Chairman, President and
    Chief Executive Officer

Eric Ameres (3)                                                    Common                 458,974             *
Executive Vice President and Chief Technology Officer
Timothy C. Reusing (4)                                             Common                 200,000             *
Executive Vice President and General Counsel and Secretary

Anthony Principe (5)                                               Common                 122,500             *
Vice President and Chief Financial Officer

William A. Newman(6)                                               Common                 460,000             *
Director
McGuireWoods LLP
9 West 57th Street
New York, NY 10019

J. Allen Kosowsky(7)                                               Common                 445,000             *
Director

Michael Kopetski(8)                                                Common                 220,000             *
Director

Hao Jie(9)                                                         Common                  70,000             *
Director
Beijing E-world Technology Co., Ltd.
Triumph Plaza East-F4 143A
Xizhimenwai Street
Xicheng District

Beijing, People's Republic of China

Tom Weigman(10)                                                    Common                 330,000             *
Director

All current directors and executive officers as a group            Common               4,071,474             5.2%
   (8 persons)

* Represents less than one percent (1%) of outstanding shares of Common Stock.

(1) Pursuant to current regulations of the Securities and Exchange Commission, securities must be listed as "beneficially owned" by a person who directly or indirectly has or shares voting power or dispositive power with respect to the securities, whether or not the person has any economic interest in the securities. In addition, a person is deemed a beneficial owner if he has the right to acquire beneficial ownership within 60 days, whether upon the exercise of a stock option or warrant, conversion of a convertible security or otherwise.

(2) Includes 240,000 shares of Common Stock and options to purchase 1,525,000 shares of Common Stock that are exercisable within 60 days.

(3) Includes 50,000 shares of Common Stock and options to purchase 408,974 shares of Common Stock that are exercisable within 60 days.

(4) Includes 50,000 shares of Common Stock and options to purchase 150,000 shares of Common Stock that are exercisable within 60 days.

(5) Includes 50,000 shares of Common Stock and options to purchase 72,500 shares of Common Stock that are exercisable within 60 days.

(6) Includes 70,000 shares of Common Stock and options to purchase 390,000 shares of Common Stock that are exercisable within 60 days.

(7) Includes 180,000 shares of Common Stock and options to purchase 265,000 shares of Common Stock that are exercisable within 60 days.

(8) Includes 80,000 shares of Common Stock and options to purchase 140,000 shares of Common Stock that are exercisable within 60 days.

(9) For his service on the Company's Board of Directors, Mr. Hao has been awarded 20,000 shares of Common Stock and options to purchase 50,000 shares of Common Stock that are exercisable within 60 days. Mr. Hao has never executed or returned the restricted stock agreement or the option agreement indicating his acceptance of the grants, so he has not been deemed to have taken ownership of the shares or options, although he can do so by executing and returning the option agreement and restricted stock agreement.

(10) Includes 40,000 shares of Common Stock and options to purchase 290,000 shares of Common Stock that are exercisable within 60 days.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

   The persons named below have been nominated by the Board of Directors for election to the Board of Directors at the Annual Meeting. All of the nominees are currently directors and were elected at the last Annual Meeting of Stockholders, except for Mike Alfant, who is not currently a director, and Mike Kopetski, who is currently a director but was not elected at the last Annual Meeting of Stockholders. The persons elected will hold office as directors of the Company until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is expected that each of the nominees will be able to serve, but in the event that any such nominee is unable to serve for any reason, the shares represented by properly-executed proxies may be voted at the discretion of the persons named therein for a substitute nominee or nominees.

   The following sets forth the names, ages, offices and business experience, of the nominees and the executive officers of the Company and other information with respect to them:

    NOMINEES:
      NAME                                   AGE            PRINCIPAL OCCUPATION DURING THE LAST 5 YEARS
-----------------------------           -------------     ----------------------------------------------------------
Douglas A. McIntyre                          49           Mr. McIntyre has been the President and Chief
                                                          Executive Officer of the Company since April of 2000
                                                          and a Director of the Company since May of 2000. From
                                                          1998 to March of 2000, he served as President and
                                                          Chief Executive Officer of FutureSource/Bridge L.L.C.
                                                          From 1996 to 1997, he served as President of
                                                          Switchboard.com Inc. Mr. McIntyre also serves as a
                                                          director on the board of TheStreet.com and PowerLinx,
                                                          Inc.

William A. Newman                            56           Mr. Newman has served as a Director of the Company
                                                          since August of 2000. From November of 1999 until the
                                                          present, Mr. Newman has been the Managing Partner of
                                                          the New York office of the law firm of McGuireWoods
                                                          LLP. From March of 1998 until November of 1999, he
                                                          was a partner at the law firm of Greenberg Traurig
                                                          and prior to that time, he was a partner at the law
                                                          firm of Blumenthal & Lynne, PC.


Thomas Weigman                               56           Mr. Weigman has served as a Director of the Company
                                                          since February 25, 2002. Since January 2004, Mr.
                                                          Weigman has run Riverstone Weston Consulting, a
                                                          marketing consulting firm.  From September 2003 until
                                                          January 2004, Mr. Weigman was the Chief Marketing
                                                          Officer of Intuit Inc., a software development
                                                          company.  From February 1999 to September 2003,
                                                          Mr.Weigman was Senior Vice President, Consumer
                                                          Strategy and Communications, of the Sprint
                                                          Corporation. From January of 1995 to February of 1999
                                                          Mr. Weigman was the President of the Consumer
                                                          Services Group--Long Distance Division of the Sprint
                                                          Corporation.


J. Allen Kosowsky                            56           Mr. Kosowsky has served as a Director of the Company
                                                          since January 2003 and is the Company's Audit
                                                          Committee financial expert.  Since 1992, Mr. Kosowsky
                                                          has run J. Allen Kosowsky, CPA,P.C., a firm in
                                                          Shelton, Connecticut that specializes in forensic
                                                          accounting and analysis, business valuations, and
                                                          interim management services. From April 1992 to
                                                          November 1995, he was a director of Webster Bank. He
                                                          has also served as interim CFO of FIND/SVP and Memry
                                                          Corporation.  In  addition, until 2003, Mr. Kosowsky
                                                          served as an Advisory Board Member of the Digital
                                                          Angel Trust which oversees financial interests in
                                                          Digital Angel Corporation.

    NOMINEES:
      NAME                                   AGE            PRINCIPAL OCCUPATION DURING THE LAST 5 YEARS
-----------------------------           -------------     ----------------------------------------------------------
Mike Kopetski                                54           Mr. Kopetski has served as a Director of the Company
                                                          since August 2003.  Mr. Kopetski has worked as an
                                                          international trade consultant since January 1996.
                                                          From 1991 to 1995, he served as a member of the US
                                                          House of Representatives from the 5th District of
                                                          Oregon, where he served on the House Ways and Means
                                                          Committee.

Mike Alfant                                  42           Since March 2000, Mr. Alfant has worked as a founder
                                                          and partner in Building2, a technology investment
                                                          company located in Tokyo and Boston.  From 1992 to
                                                          1999, Mr. Alfant was president of Fusion Systems
                                                          Japan, an IT solutions company that he founded and
                                                          that was eventually acquired by IMRglobal
                                                          Corporation.  Mr. Alfant has chaired the High
                                                          Technology committee of the American Chamber of
                                                          Commerce in Japan (ACCJ) since January 1998.


   No family relationship exists between any of the nominees for election as directors of the Company.

                        BOARD OF DIRECTORS AND COMMITTEES

   COMPOSITION OF THE BOARD

   The Company's Certificate of Incorporation and Bylaws provide that the number of directors constituting the Board of Directors shall be such number, not fewer than three nor more than eight, as is established from time to time by resolution of the Board of Directors. The Board of Directors currently consists of six directors whose terms will expire at the close of the Annual Meeting. The nominees for directors for election at the Annual Meeting to serve until the annual meeting of stockholders in 2005 are Messrs. McIntyre, Newman, Weigman, Kosowsky, Kopetski and Alfant. A vacancy in the Board of Directors may be filled by a vote of the majority of the remaining directors of the Company pursuant to the Company's Certificate of Incorporation and Bylaws.

   DIRECTOR COMPENSATION

   Non-employee directors are granted options from time to time for their service on the Board of Directors. See "Executive Compensation - Stock Option Plans."

   COMMITTEES OF THE BOARD OF DIRECTORS

   The Board has established an Audit Committee, a Compensation Committee, a Special Committee and an Executive Committee. The Company does not have a Nominating Committee.

   The duties of the Audit Committee are to provide assistance to the Board of Directors in fulfilling their oversight responsibility relating to the corporate accounting and reporting practices of the Company, including recommending to the Board the selection of independent certified public accountants to audit annually the books and records of the Company, reviewing the activities and the reports of the independent certified public accountants, and reporting the results of such review to the Board. See "Report of the Audit Committee." The Audit Committee also monitors the adequacy of the Company's internal controls. The members of the Audit Committee are Messrs. Weigman and Kosowsky. Mr. Kosowsky serves as the audit committee financial expert, based on his experience as a forensic accountant. For a description of Mr. Kosowsky's work experience, see "Proposal 1 - Election of Directors - Nominees". The Audit Committee met seven times during the fiscal year ended December 31, 2003. Each member of the Audit Committee is considered "independent" as defined in Section 121(A) of the American Stock Exchange's listing standards.

   The duties of the Compensation Committee are to make recommendations and reports to the Board with respect to the salaries, bonuses and other compensation to be paid to the Company's officers and to administer all plans relating to the compensation of such officers and other employees of the Company. The members of the Compensation Committee are Messrs. Newman and Kopetski. The Compensation Committee met three times during the fiscal year ended December 31, 2003.

   The duties of the Special Committee are to make recommendations and reports to the Board with respect to acquisitions of business or other assets by the Company. The members of the Special Committee are Messrs. Kosowsky, Newman and McIntyre. The Special Committee met two times during the fiscal year ended December 31, 2003.

   The duties of the Executive Committee is to exercise all of the authority of the Board of Directors, except (i) the approval or recommendation to stockholders of actions or proposals required by Delaware law to be approved by stockholders; (ii) designate candidates for the office of director for purposes of proxy solicitation or otherwise; (iii) fill vacancies on the Board or any committee thereof; (iv) amend the Company's bylaws; or (v) authorize or approve the issuance or sale of the shares of the Company's stock. The Board of Directors formed the Executive Committee in January 2004.

   MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

   During the fiscal year ended December 31, 2003, the Company's Board of Directors held seven meetings, and, except for Hao Jie, who did not attend any of the meetings of the Board, each director attended at least 75% of the aggregate of (a) the total number of regularly scheduled meetings of the Board and (b) the total number of meetings held by all committees of the Board on which the director served during the fiscal year ended December 31, 2003.

   SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors, executive officers and persons who own more than 10% of any class of the Company's capital stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership and to provide copies of such reports to the Company. Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required to be filed during the fiscal year ended December 31, 2003, the Company believes that all filing requirements applicable to its officers, directors and beneficial owners of greater than 10% of its Common Stock have been complied with during the most recent fiscal year, with the exception that Mr. Kopetski and Mr. Klein each filed a Form 4 late.

                          REPORT OF THE AUDIT COMMITTEE

   In accordance with a written charter adopted by the Company's Board of Directors, the Audit Committee of the Company's Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company's financial reporting processes. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and accounting principles generally accepted in the United States of America and for issuing a report thereon.

   In this context, the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with auditing standards generally accepted in the United States of America and accounting principles generally accepted in the United States of America. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

   In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

   The Audit Committee discussed with the Company's management and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the management and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls and the overall quality of the Company's accounting principles.

   In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee has also recommended to the Board of Directors the selection of Eisner LLP as the Company's independent auditors for 2004, and the Board concurred in its recommendation.

                                        Members of the Audit Committee
                                        Thomas Weigman
                                        J. Allen Kosowsky

   AUDIT FEES:

   Audit fees billed (or expected to be billed) to the Company by Eisner LLP for the audit of the Company's annual financial statements included in the Company's annual report on 10-KSB for the 2003 fiscal year and reviews of the quarterly financial statements included in the Company's quarterly reports on Form 10-QSB for the 2003 fiscal year totaled approximately $107,796. Audit fees billed to the Company by Eisner LLP for the audit of the Company's annual financial statements included in the Company's annual report on 10-KSB for the 2002 fiscal year and reviews of the quarterly financial statements included in the Company's quarterly reports on Form 10-QSB for the 2003 fiscal year totaled approximately $75,000.

   AUDIT-RELATED FEES:

   In the last two fiscal years, Eisner LLP did not bill the company for any assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements.

   TAX FEES:

   In the fiscal year ending December 31, 2003, Eisner LLP billed the company $12,000 for professional services for tax compliance, tax advice, and tax planning. In the fiscal year ending December 31, 2002, Eisner LLP did not bill the company for any professional services for tax compliance, tax advice, or tax planning.

   FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES:

   In the last two fiscal years, the Company did not engage Eisner LLP to provide advice to the Company regarding financial information systems design and implementation.

   ALL OTHER FEES:

   In the fiscal year ending December 31, 2003, Eisner LLP billed the company $15,915 for for non-audit services.

                             EXECUTIVE COMPENSATION

   The table below sets forth the names, positions, ages and histories for the Company's three most highly-compensated executive officers, other than the Douglas McIntyre, Chief Executive Officer (collectively, with Douglas McIntyre, the "Named Executive Officers"). Mr. McIntyre's age and work history is set forth in "Proposal 1 - Election of Directors - Nominees".

      NAME                                  AGE                PRINCIPAL OCCUPATION DURING THE LAST 5 YEARS
-------------------------------         -----------       -------------------------------------------------------
Eric L. Ameres                               37           Mr. Ameres has worked for the Company since 1994.  He
Executive Vice President and                              has been the Company's Chief Technology Officer since
Chief Technology Officer                                  2003.  Prior to that, Mr. Ameres worked as a software
                                                          developer for the Company.

Timothy C. Reusing                           32           Mr. Reusing has been the Company's General Counsel
Executive Vice-President and                              and Director of Business Affairs since April 2003.
General Counsel                                           From January 2002 to April 2003, Mr. Reusing was
                                                          Senior Vice President and General Counsel at the
                                                          Company.  Prior to joining the Company, Mr. Reusing
                                                          was general counsel at Hotbar, Inc. a privately held
                                                          software development company based in New York.
                                                          Before joining Hotbar, Mr. Reusing was general
                                                          counsel of Alloy Online, Inc., a Nasdaq-listed
                                                          technology company and a leading portal for and
                                                          marketer to the Generation Y audience. From July 1997
                                                          to March 2000, Mr. Reusing was an Associate at the
                                                          law firm of Simpson Thacher & Bartlett.

Anthony Principe                             52           Mr. Principe has been the Company's Chief Financial
Executive Vice President and                              Officer since September 2003.  Prior to that Mr.
Chief Financial Officer                                   Principe served as the Company's Corporate Controller
                                                          from August 2002.  From January 1999 to February
                                                          2002, Mr. Principe was the Corporate Controller for
                                                          Wolf-tec, Inc. a leader in the meat-processing
                                                          machine manufacturing industry.  From December 1997
                                                          to December 1999 Mr. Principe was the controller of
                                                          Energy Answers Corp., a holding company in the solid
                                                          waste and waste-to-energy business.

The table below sets forth, for the fiscal year ended December 31, 2003, the fiscal year ended December 31, 2002 and the fiscal year ended December 31, 2001 the annual and long-term compensation for services in all capacities to the Company and its subsidiaries of the Named Executive Officers.

                           SUMMARY COMPENSATION TABLE


                                                                                         LONG-TERM
                                              ANNUAL COMPENSATION                        COMPENSATION(1)
                                              ----------------------------------         ----------------------    ALL OTHER
NAME AND PRINCIPAL POSITION                   YEAR           DSALARY      TBONUS         EOPTIONS/SARS(#)(2)       COMPENSATION
---------------------------                   ----           -------      ------         -------------------       ------------
Douglas A. McIntyre (3)...............        2003            $372,485     $ 31,250             --
President and Chief Executive                 2002            $225,000     $100,000(7)      500,000                $   --
Officer                                       2001            $375,000     $     --       1,000,000                $   --

Eric L. Ameres (4)........................    2003            $175,508     $  5,000        100,000                 $   --
Executive Vice President and                  2002            $140,600     $     --        100,000                 $   --
Chief Technology Officer                      2001            $150,000     $ 32,500        150,000                 $   --

Timothy C. Reusing (5)................        2003            $169,752     $ 30,000       150,000                  $   --
Executive Vice President                      2002            $153,681     $     --       150,000                  $   --
and General Counsel                           2001            $     --     $     --          --                    $   --

Anthony Principe (6)......................    2003            $82,930      $ 2,500        50,000                   $   --
Executive Vice President and                  2002            $25,875      $    --        45,000                   $   --
Chief Financial Officer                       2001            $    --      $    --           --                    $   --


   (1) The Company did not pay to its Chief Executive Officer or any named executive officer any compensation intended to serve as incentive for performance to occur over a period longer than one year pursuant to a long-term incentive plan in the time period indicated above. The Company does not have any defined benefit or actuarial plan with respect to its Chief Executive Officer or any named executive officer under which benefits are determined primarily by final compensation and years of service.

   (2) Options to acquire shares of Common Stock. The Company does not have any outstanding stock appreciation rights.

   (3) Mr. McIntyre has been the President and Chief Executive Officer of the Company since April of 2000. Mr. McIntyre voluntarily forewent his salary for the last 4.5 months of 2002.

   (4) Mr. Ameres has been Executive Vice President and Chief Technology Officer since April of 2003.

   (5) Mr. Reusing has been Executive Vice President, Legal Affairs and Business Development since April of 2003.

   (6) Mr. Principe has been Vice President and Chief Financial Officer since September 2003.

   (7) Mr. McIntyre received $50,000 of this bonus in January 2002 and $50,000 in March 2002.

                               STOCK OPTION PLANS

   In June of 1999, the Company adopted the 1999 Stock Option Plan that replaced all outstanding option plans to date. Under the 1999 Stock Option Plan, all options issued under prior plans were recognized as issued and outstanding under the original terms granted. The Company had originally reserved 4,000,000 shares of Common Stock for issuance under the 1999 Stock Option Plan.

   In February of 2000, the Company amended the 1999 Stock Option Plan to create the 1999 Amended and Restated Incentive and Nonqualified Stock Option Plan (the "1999 Plan"). The 1999 Plan increased the shares of Common Stock reserved for issuance from 4,000,000 to 5,500,000. The Company's stockholders approved the 1999 Plan in May of 2000. The 1999 Plan provides for the issuance of incentive stock options, which are intended to qualify under section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-qualified stock options and restricted stock grants. The granting of incentive stock options is subject to the limitations as set forth in the 1999 Plan. Directors, officers, employees and consultants are eligible to receive grants under the 1999 Plan. The Compensation Committee of the Board of Directors has the authority to approve option grants and the terms, which include the option price and the vesting terms. Options granted under the 1999 Plan expire after a ten-year period and are subject to acceleration upon the occurrence of certain events.

   In September of 2000, the Board of Directors adopted the 2000 Nonqualified Stock Option Plan (the "2000 Plan"). The 2000 Plan reserved for issuance 5,000,000 shares of the Company's Common Stock. The 2000 Plan authorizes the Board of Directors to issue nonqualified stock options as provided in section 422 of the Code, restricted stock and stock appreciation rights. Only employees, including executive officers, of the Company and its subsidiaries are eligible to receive grants under the 2000 Plan. Stockholder approval of the 2000 Plan is not required. The Compensation Committee of the Board of Directors has the authority to approve option grants and the terms, which include the option price and the vesting terms. Options granted under the 2000 Plan expire after a ten-year period and are subject to acceleration upon the occurrence of certain events.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


   The following table sets forth additional information concerning individual grants of stock options and/or stock appreciation rights during the last completed fiscal year to any of the Named Executive Officers:



                                                       INDIVIDUAL GRANTS
--------------------------------------------------------------------------------------------------------------
                                                          PERCENT OF
                                     NUMBER OF              TOTAL
                                    SECURITIES           OPTIONS/SARS        EXERCISE
                                    UNDERLYING            GRANTED TO         OR BASE
                                   OPTIONS/SARS          EMPLOYEES IN          PRICE
NAME                               GRANTED(#)(1)             2003              ($/SH)         EXPIRATION DATE
----                               -------------             ----              ------         ---------------
Douglas A. McIntyre....                 --                      --               --                   --

Eric L. Ameres.........             100,000(2)                   8.33%         $0.40          March 31, 2013

Timothy C. Reusing.....              50,000(3)                   4.16%         $0.40          March 31, 2013
                                    100,000(4)                   8.33%         $1.25          November 4, 2013

Anthony Principe.......              50,000(5)                   4.16%         $1.25          November 4, 2013


   (1) Options to acquire shares of Common Stock. The Company does not have any outstanding stock appreciation rights.

   (2) One-third of these options vest on each of March 31, 2004, 2005 and 2006.

   (3) One-third of these options vest on each of March 31, 2004, 2005 and 2006.

   (4) One-half of these options vest on each of November 5, 2003 and November 5, 2004.

   (5) One-half of these options vest on each of November 5, 2003 and November 5, 2004.

                  AGGREGATED EXERCISES IN LAST FISCAL YEAR AND
                    FISCAL YEAR-END UNEXERCISED OPTION VALUES

   The table below sets forth information with respect to option exercises during fiscal 2003 and the number and value of options held at December 31, 2003 by each of the Named Executive Officers.

                                                                      NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                                      UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                                                      OPTIONS AT 12/31/03            AT 12/31/03(1)
                                                                      ----------------------------   ------------------------------
                                  SHARES ACQUIRED      VALUE
Name                              ON EXERCISE          REALIZED       EXERCISABLE    UNEXERCISABLE   EXERCISABLE      UNEXERCISABLE
----                              -----------          --------       -----------    -------------   -----------      -------------
Douglas A. McIntyre..             150,000              $ 177,750      1,900,000            --        $ 1,285,000            --

Eric A. Ameres.......             200,000              $ 437,500        308,974          100,000     $    72,359      $   91,000

Timothy C. Reusing...             149,334              $ 183,800         34,000          116,666     $     2,040      $   63,666

Anthony Principe.....             22,500               $  45,900         35,000           37,500     $    11,400      $   16,125

   (1) Based on a value of $1.31 per share, the closing price of the Company's common shares on the American Stock Exchange on December 31, 2003 minus the share exercise price, multiplied by the number of shares.

   EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

   In July of 2003, Douglas McIntyre renewed employment agreement with us as our Chief Executive Officer. The renewal term expires on April 16, 2006. Mr. McIntyre's compensation under the employment agreement is $375,000 for each year with the first year's bonus being $250,000 and subsequent bonuses contingent on our reaching specific goals as determined by the Board of Directors and Mr. McIntyre. Pursuant to his employment agreement, Mr. McIntyre has been granted options under the 1999 Amended and Restated Incentive and Non-Qualified Stock Option Plan. Mr. McIntyre's employment agreement provides that should his employment be terminated by the Company other than for cause, the Company shall be obligated to pay Mr. McIntyre 100% of his base salary for 12 months, 50% of his base salary for the remaining term of the employment agreement and any accrued bonus that is payable to Mr. McIntyre. Mr. McIntyre's employment agreement also provides that should Mr. McIntyre terminate his employment because the Company demoted him, diminished his responsibilities or reduced his salary without his consent, then the Company is obligated to pay Mr. McIntyre all of the base salary remaining under the term of his employment agreement, any accrued bonus that is payable and the Board's good faith estimate as to the amount of bonus that would be payable for the calendar year during which such termination occurs. Should the Company terminate Mr. McIntyre's employment for cause or should Mr. McIntyre voluntarily terminate his employment with the Company other than for the reasons set forth in the immediately preceding sentence, then the Company is obligated to pay Mr. McIntyre any accrued but unpaid salary and bonus and any unused vacation pay.

   In September of 2003, Eric Ameres entered into an employment agreement with us as our Chief Technology Officer. That agreement expires on September 15, 2005. Mr. Ameres's compensation under the employment agreement is $182,500. Mr. Ameres's employment agreement provides that should the Company terminate his employment other than for cause, then:

         o the Company will pay Mr. Ameres 100% of his base salary for 6 months after termination;

         o the Company will pay Mr. Ameres a proportionate share of any accrued bonus;

         o the Company will provide Mr. Ameres with employment benefits for 6 months after termination;

         o all of Mr. Ameres's unvested stock options that would have vested during the term of the agreement shall vest, and Mr. Ameres will be able to exercise those options for the longer of the period allowed under the applicable Company option plan or 90 days from the date of termination.

   In the event that Mr. Ameres is terminated without cause upon a change in control in the Company, all of Mr. Ameres's unvested stock options will vest, and Mr. Ameres will be able to exercise those options for the longer of the period allowed under the applicable Company option plan or 90 days from the date of termination. If the Company terminates Mr. Ameres's employment for cause or if Mr. Ameres voluntarily resigns, then the Company is obligated to pay Mr. Ameres any accrued but unpaid base salary and any unused vacation pay and must continue to provide employee benefits to Mr. Ameres for six months following the date of termination.

   In November of 2003, Tim Reusing entered into an employment agreement with us as our General Counsel. That agreement expires on October 15, 2005. Mr. Reusing's compensation under the employment agreement is $192,500. Mr. Reusing's employment agreement provides that should the Company terminate his employment other than for cause, then:

         o the Company will pay Mr. Reusing 100% of his base salary for 6 months after termination;

         o the Company will pay Mr. Reusing a proportionate share of any accrued bonus;

         o the Company will provide Mr. Reusing with employment benefits for 6 months after termination;

         o all of Mr. Reusing's unvested stock options that would have vested during the term of the agreement shall vest, and Mr. Reusing will be able to exercise those options for the longer of the period allowed under the applicable Company option plan or 90 days from the date of termination.

   In the event that Mr. Reusing is terminated without cause upon a change in control in the Company, all of Mr. Reusing's unvested stock options will vest, and Mr. Reusing will be able to exercise those options for the longer of the period allowed under the applicable Company option plan or 90 days from the date of termination. If the Company terminates Mr. Reusing's employment for cause or if Mr. Reusing voluntarily resigns, then the Company is obligated to pay Mr. Reusing any accrued but unpaid base salary and any unused vacation pay and must continue to provide employee benefits to Mr. Reusing for six months following the date of termination.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   The Company believes that the terms of each transaction described below are comparable to, or more favorable to, the Company than the terms that would have been obtained in an arms' length transaction with an unaffiliated party.

   In September 2002, we issued $650,000 principal amount, 5.75%, four-year Series A Secured Convertible Debentures due in 2006 to a group of existing investors and two of our former board members who were, at the time of issuance, members of our board. The Company received all of the proceeds from the sale of the debentures. The debentures are convertible into the our Common Stock at a price of $0.112. In addition, we issued to the purchasers of the debentures warrants to acquire our Common Stock. We sold sixty-five units with a principal amount of $10,000 per unit; each unit contained one warrant to purchase 20% warrant coverage shares of our Common Stock at $0.112 per share. The debentures require us to pay interest to the debenture holders each November and May. The interest is payable in Common Stock based on the average closing price of the stock for the ten trading days prior to the payment date. The debentures are convertible into 5,804,000 shares of our Common Stock. The warrants are convertible into 1,161,000 shares of our Common Stock. We relied on Section (4)(2) of the Securities Act in issuing the debentures and warrants without registration. An aggregate of $200,000 of the Series A Secure Convertible Debentures was converted into 1,786,000 shares of the Company's Common Stock in 2003.

   During the years ended December 31, 2003 and 2002, the Company retained McGuireWoods LLC to perform certain legal services on its behalf and incurred approximately $56,000 and $178,000, respectively, for such legal services. William A. Newman, a director of the Company, is a partner of McGuireWoods LLC.

   During the years ended December 31, 2003 and 2002, the Company retained Mike Kopetski, an independent international business consultant, to facilitate entering into a contract with a customer and incurred approximately $108,000 and $4,000, respectively, for such services. Mike Kopetski became a director of the company in August, 2003.

   During the year ended December 31, 2003, the Company employed Ashley Allen as Senior Vice President of Global Sales, paid him a salary of $59,124, and awarded him 50,000 options at $0.70 He exercised 16,667 and 33,333 were cancelled. Mr. Allen is the son of the wife of Douglas A. McIntyre, the Company's President, Chairman and CEO. Mr. Allen stopped working for the Company in December 2003.

   In June 2003, the Company entered into two license agreements with Beijing E-World Technology Co. Ltd., a consortium of several Chinese consumer electronics manufacturers. Hao Jie, the president of E-World, became a director of the Company in August 2003. The agreements anticipate E-World's using On2's VP5 or VP6 codecs:

         o        in E-World's Enhanced Versatile Disk (EVD) technology;

         o in a High Definition Television (HD TV) system being developed as a standard for China;

         o        in future video compression products other than EVD and HD TV.

   Under the terms of those original agreements with E-World, E-World has exclusive rights to use VP5 and VP6 in EVD and HD TV products and in video compression products other than EVD and HD TV, in each case only in China, Macau, Hong Kong and Taiwan, and has non-exclusive rights to use VP5 and VP6 for such products elsewhere in the world. Pursuant to a subsequent agreement between the Company and E-World, the parties agreed that On2 and its customers and licensees shall be permitted to sell products and devices that contain VP5 or VP6 encoding or decoding software, provided that such products or devices are not directly competitive with any EVD or HDTV products or with any other products that E-World is currently producing and that contain VP5 or VP6 technology. E-World is entitled to receive fifty percent of any royalties from the sale of any such products or devices sold in China, Macau, Hong Kong and Taiwan. During the year ended December 31, 2003, E-World paid the Company $300,000 in license fees under its agreements with the Company.

   RECOMMENDATION:

   THE BOARD OF DIRECTORS BELIEVES THAT THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE IS IN THE BEST INTEREST OF ALL STOCKHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES SET FORTH IN PROPOSAL 1.

                                   PROPOSAL 2
                                 RATIFICATION OF
                   SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

   Eisner LLP has been selected as the Company's independent accountants for 2004. Eisner LLP served as the Company's independent accountants for 2003.

   Representatives of Eisner LLP will be present at the Annual Meeting and will be given the opportunity to make a statement, if they desire, and to respond to questions.

   On March 15, 2002, the Company determined not to renew the engagement of Arthur Andersen and decided to appoint Eisner LLP as its new independent accountants. This determination followed the Company's decision to seek proposals from independent accountants to audit the Company's financial statements for the fiscal year ending December 31, 2002. The decision not to renew the engagement of Arthur Andersen and to retain Eisner LLP was approved by the Company's Board of Directors upon the recommendation of its Audit Committee. The decision was based on proposals from a number of accounting firms and reflected the Audit Committee's judgment as to which firm was best suited to deliver external audits to the Company in light of relevant factors such as the firm's depth of experience, breadth of resources, commitment to provide exceptional service, and cost of proposed services.

   There were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Arthur Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

   None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years. During the Company's two most recent fiscal years ended December 31, 2003, the Company did not consult with Eisner LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

   In the event the proposal to ratify the selection of Eisner LLP is defeated, the adverse vote will be considered as a direction to the Board of Directors to select other independent auditors for the next year. However, because of the expense and difficulty in changing independent auditors after the beginning of a year, the Board of Directors intends to allow the appointment for fiscal 2004 to stand unless the Board of Directors finds other reasons for making a change.

   RECOMMENDATION

   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION EISNER LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS TO EXAMINE AND REPORT UPON THE FINANCIAL STATEMENTS OF THE COMPANY AND ITS CONSOLIDATED SUBSIDIARIES FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

                                 PROPOSAL NO. 3
               AMENDMENT TO CERTIFICATE OF INCORPORATION RELATING
                   TO INCREASED AUTHORIZATION OF COMMON STOCK

         The Board of Directors has approved, and recommends to the stockholders for adoption, an amendment to the Company's Certificate of Incorporation, as previously amended, as set forth in Exhibit A hereto, that would increase the number of shares of Common Stock authorized for issuance from 100,000,000 to 150,000,000 shares.

         The Company's Intentions for the Additional Authorized Shares

         The Board of Directors believes that an increase in the number of shares of authorized Common Stock as contemplated by this Proposal would benefit the Company and its stockholders by giving the Company the needed flexibility in its corporate planning and in responding to developments in the Company's business. Such flexibility might include, without limitation, the issuance and sale of Common Stock (i) as consideration, in whole or in part, for the acquisition of businesses or other assets, (ii) in connection with the exercise of options or warrants or the conversion of convertible securities, (iii) pursuant to any stock option plan or other benefit plan or employment agreement,
(iv) in public or private offerings as a means of obtaining additional capital for the Company's business, and (v) in connection with stock splits or dividends and other general corporate purposes. At this time, the Board of Directors does not have any definitive plans for issuing any of the shares of Common Stock that it is seeking to authorize under Proposal No. 3.

         The Company has historically granted incentive compensation to its employees and directors in the form of stock options and restricted shares issued under the Company's 1999 Amended and Restated Incentive and Nonqualified Stock Option Plan and/or 2000 Non-Qualified Stock Option Plan, and any future options or shares of restricted stock might be reserved for or issued from the newly-authorized Common Stock. Although the Company expects that it will continue its historical practice of issuing options and/or restricted stock to qualified employees and directors, it has no current plans, proposals or arrangements to issue any options or Common Stock to employees or directors under its stock option plans. The Company did recently issue additional shares of currently-authorized Common Stock to its employees and directors in connection with grants of restricted shares of Common Stock to the Company's employees and directors pursuant to the Company's 2000 Nonqualified Stock Option Plan.

         The Company also expects that it may receive requests for conversion of outstanding convertible securities from the holders of those securities, but the Company would satisfy any such requests with issuances of previously-authorized Common Stock. The Company does not currently face any demand to convert any of its convertible securities.

         In connection with the Company's plan to pursue potential acquisitions of businesses or other assets, the Company announced in January 2004 that it had engaged Navellier Dynamic Opportunities Fund, L.P. ("Navellier") to assist it in identifying strategic acquisitions in the multimedia technology area that are expected to be accretive to earnings. The Company recently terminated Navellier's engagement, although the Company intends to continue seeking strategic acquisitions.

         The Company has identified a number of prospective targets for acquisition, one of which was introduced by Navellier, and has held preliminary discussions with several of them. Among other things, the Company and prospective sellers have discussed potential purchase prices for the target businesses, the possible mix of consideration that the Company would pay for those businesses, the merits of structuring possible transactions as purchases of assets or equity interests, and the potential role that current principals and employees of the target businesses would have after completion of possible acquisitions. Although the Company anticipates continuing negotiations with at least some of those potential targets, it has not entered into a letter of intent or otherwise reached an agreement in principle with any of them.

         The Company might pay for such acquisitions in whole or in part through the issuance of Common Stock. If the Company were to pay for any such acquisition with consideration consisting partially or wholly of cash, the Company might, as part of that transaction, issue shares of Common Stock in a private offering and use part or all of the proceeds of that sale to pay cash consideration and/or provide working capital for the Company and any newly-acquired businesses. In addition, the Company's agreements with current or future advisors assisting in such acquisitions or other strategic activities will likely entitle those advisors to receive fees under certain conditions, all or a portion of which may be payable in shares of Common Stock and/or securities convertible into shares of Common Stock. The Company is continuing to evaluate a potential target for acquisition that was identified by Navellier, and, if the Company chooses to proceed with the acquisition, it may be required to issue shares to Navellier as a fee for introducing the Company to the target. The Company does not currently have any plans, proposals or arrangements to issue any of the securities that are being authorized for issuance pursuant to this proposal to any of the potential targets with which the Company has had discussions or to issue the shares in exchange for cash that the Company could use as partial consideration for any future acquisition.

         Under the SEC's rules, if, prior to the Annual Meeting, the Company deems it likely that it will consummate an acquisition, and that acquisition anticipates the Company's issuing shares - either as consideration for the acquisition or in a related transaction - the Company will supplement this Proxy Statement to give you information regarding the acquisition or related transaction.

         There can be no assurance that the Company will be able to locate and complete any such acquisitions on terms acceptable to it, or at all, or that such acquisitions will be accretive to earnings. At current stock price levels, an acquisition financed in whole or in part by the issuance of Common Stock or an equity financing likely would require the Company to issue more shares of Common Stock than are currently authorized under the Certificate of Incorporation.

         The Company's Capitalization

         As of the Record Date, the Company's authorized capital stock consists of (i) 100,000,000 shares of Common Stock, of which an aggregate of 75,693,560 shares of Common Stock were issued and outstanding; and (ii) 20,000,000 shares of preferred stock, par value $0.01, of which 5,565,311 are issued and outstanding and which are convertible into up to 7,406,441 shares of Common Stock. In addition, as of the Record Date, the Company has outstanding warrants and options to purchase and convertible debentures convertible into an aggregate of 15,949,009 shares of Common Stock.

         The following table sets forth certain information regarding the number of shares of Common Stock that will be authorized and issued and outstanding if the Company's stockholders approve Proposal No. 3, based on the Company's current capitalization:


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Shares of Common Stock Issued and Outstanding:                      75,693,560

Shares of Common Stock Reserved for
  Issuance Upon Conversion of:

         Preferred Stock                                             7,406,441
         Secured Convertible Debentures                              4,017,857
         Warrants                                                    8,769,803
         Stock Options                                               3,161,349
         Total Reserved for Issuance upon

Conversion:                                                         23,355,450

Unallocated                                                         50,950,990


Total shares of Common Stock authorized:                          150,000,000
-------------------------------------------------------------------------------

         Effects of Increase in Authorized Common Stock

         The increase in the number of shares authorized for issuance will not have any immediate effect on the rights of existing stockholders. The Board of Directors will, however, have the authority to issue the authorized shares without requiring stockholders' future approval of such issuances, except as may be required by applicable law or stock exchange regulations. There may be circumstances in which the Company will be required to obtain the approval of its stockholders before it can issue any authorized shares. For example, under the current rules of the American Stock Exchange (the "Exchange"), newly-issued shares cannot be listed for trading on the Exchange without the consent of the stockholders, if the shares to be issued will be 20% or more of the outstanding shares and the price at which the shares would be issued will be less than the Company's per share book value or market value, whichever is greater. Similarly, stockholder approval would be required for shares to be issued as sole or partial consideration for the stock or assets of another company if the shares to be issued in the acquisition would be 5% or more of the Company's outstanding shares and if any director, officer or substantial stockholder of the Company had a 5% or greater interest (or if all directors, officers and substantial stockholders of the Company have a 10% or greater interest) in the company or assets to be acquired.

         The Company will in any event have to file an application with the Exchange prior to any new issuance of Common Stock. The Company will have to wait for the Exchange's approval of the new issuance before the Company will be allowed to undertake the proposed issuance.

         To the extent that additional authorized shares are issued in the future, they will decrease the existing stockholders percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders. The holders of Common Stock have no preemptive rights.

         Anti-Takeover Effect from Increase in Authorized Common Stock and Other Company Documents

         The Board of Directors could use the additional shares of Common Stock to discourage an attempt to change control of the Company. In particular, in the event of an attempted takeover of the Company, the Company could issue shares of Common Stock or securities convertible into Common Stock to an allied party to increase the number of outstanding shares of Common Stock and make acquisition of a controlling interest in the Company more difficult.

          In addition, a number of provisions of the Company's articles of incorporation and by-laws concern matters of corporate governance and the rights of stockholders, some of which could have an anti-takeover effect. In particular, under those provisions:

         o the Board of Directors has the ability to increase the size of the Board of Directors;

         o the Board of Directors may fill vacancies on the Board of Directors (whether such vacancies occur because of an increase in the size of the Board of Directors or because of the death or resignation of a director) by the affirmative vote of a majority of the remaining directors, even if such remaining directors represent less than a quorum; and

         o the Board of Directors has the ability to issue shares of non-voting preferred stock and to set the preferences and other terms thereof, including conversion into voting shares of Common Stock, without further stockholder action.

Those provisions may be deemed to have an anti-takeover effect and may discourage takeover attempts not first approved by the Board of Directors, including takeovers that stockholders may deem to be in their best interests.

         If takeover attempts are discouraged, temporary fluctuations in the market price of shares of Common Stock, which may result from actual or rumored takeover attempts, may be inhibited. The provisions discussed above could also delay or frustrate the removal of incumbent directors or the assumption of control by stockholders, even if the removal or assumption would be beneficial to Company's stockholders. They could also discourage or inhibit a merger, tender offer or proxy contest, even if favorable to the interests of stockholders, and could depress the market price of shares of Common Stock.

         The Board of Directors has no present intention of issuing any shares of Common Stock to inhibit a potential takeover or to adopt any further measures or devices or enter into any other arrangement that may be deemed to have an "anti-takeover effect". The Board of Directors believes the provisions discussed above and the authorization of additional shares of Common Stock pursuant to Proposal No. 3 are appropriate to protect the Company's interests and the interests of the Company's stockholders. This Proposal is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company.

         Stockholder Vote Necessary To Approve This Proposal

         Approval of Proposal No. 3 requires the affirmative vote of a majority of the outstanding shares of Common Stock.


RECOMMENDATION:

         THE BOARD OF DIRECTORS BELIEVES THAT THE ADOPTION OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION, AS PREVIOUSLY AMENDED, TO INCREASE THE SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE TO 150,000,000 IS IN THE BEST INTEREST OF ALL STOCKHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE "FOR" PROPOSAL NO. 1.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual Meeting other than the proposal set forth in this Proxy Statement. If any other matters properly come before the meeting, it is intended that the persons named in the Proxy will act in respect thereof in accordance with their best judgment.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the Company's 2005 Annual Meeting of Stockholders must be received by the Secretary of the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting by December 21, 2004. Any such proposal must meet the applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

         THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, INCLUDING ITEM 6, MANAGEMENT'S DISCUSSION AND ANALYSIS, AND THE FINANCIAL STATEMENTS INCLUDED THEREIN, IS INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, CAN BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY, 21 CORPORATE DRIVE, SUITE 103, CLIFTON PARK, NY 12065 ATTENTION:
INVESTOR RELATIONS.

         This document contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or the Company's future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential" or "continue," the negative of such terms, or other comparable terminology. The inclusion of forward-looking statements should not be regarded as a representation by the Company, or any other person, that such statements will be achieved. These statements are only predictions. Actual events or results may differ materially. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. In this regard, the business and operations of the Company are subject to substantial risks that increase the uncertainty inherent in the forward-looking statements contained in this document. The Company undertakes no duty to update any of the forward-looking statements, whether as a result of new information, future events or otherwise. In light of the foregoing, readers are cautioned not to place undue reliance on the forward-looking statements contained in this report.



                                BY ORDER OF THE BOARD OF DIRECTORS,

                                [LOGO]

                                /s/ Timothy C. Reusing
                                -------------------------------------------
                                TIMOTHY C. REUSING
                                SECRETARY

April 21, 2004

                                                                       EXHIBIT A

                                 PROPOSAL NO. 1

         Section 1 of Article IV of the Certificate of Incorporation is proposed to be restated in its entirety as follows:

         "Section 1 AUTHORIZED CAPITAL. The aggregate number of shares and the amount of the total authorized capital of said Corporation shall consist of 150,000,000 shares of common stock, par value $0.01 per share ("Common Stock"), and 20,000,000 shares of non-voting preferred stock, par value $0.01 per share ("Preferred Stock")."

                             ON2 TECHNOLOGIES, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Timothy C. Reusing and Matthew C. Frost, and each of them, proxies with full power of substitution, to vote the shares of Common Stock in On2 Technologies, Inc. which the undersigned would be entitled to vote if your votes personally present at the Annual Meeting of Stockholders of the Company to be held on May 21, 2004 or any adjournments thereof.



                                     FOR election of     WITHHOLD vote
                                      all nominees     from all nominees                              Please mark |X| as indicated
1. Election of directors (The Board        |_|                |_|     2. Proposal to ratify the           FOR    AGAINST  ABSTAIN
recommends a vote for each of the                                     selection of Eisner LLP as the      |_|      |_|      |_|
following nominees):                                                  company's independent public
      01 Douglas A. McIntyre                                          accountants for the fiscal year
      02 William Newman                                               ending December 31, 2004 (The
      03 J. Allen Kosowsky                                            board recommends a vote for this
      04 Thomas Weigman                                               proposal):                          FOR   AGAINST   ABSTAIN
      05 Mike Kopetski                                                                                    |_|      |_|      |_|
      06 Mike Alfant                                                  3. To amend the Company's
Except for nominee(s) listed below from                               certificate of incorporation, as
whom vote is withheld:                                                previously amended, to increase
                                                                      the number of authorized shares of
---------------------------------------                               common Stock, par value $0.01 per
                                                                      share, to 150,000,000 (The Board
                                                                      recommends a vote for this
                                                                      Proposal)



         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS
PROXY WILL BE VOTED "FOR" PROPOSAL NOS. 1, 2 and 3. PROXIES ARE ALSO GRANTED THE
DISCRETION TO VOTE UPON ALL OTHER MATTERS THAT MAY PROPERLY BE BROUGHT BEFORE
THE MEETING OR ANY ADJOURNMENT THEREOF.


                           IMPORTANT--PLEASE MARK, SIGN, DATE AND RETURN THE
                           PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. When shares are held by joint tenants, both should sign.
                           When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.
                           If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


The undersigned acknowledges receipt of the Notice of said Annual Meeting and of the Proxy Statement attached thereto.


Signature                               Signature if held jointly               Dated:            , 2004
         -------------------------------                         ---------------      ------------